                                                                   EXHIBIT 10.22


                           BASIC LEASE INFORMATION

LANDLORD:  Tradeport Partners, a Georgia Joint Venture


         ADDRESS OF LANDLORD:  5901 - B Peachtree Dunwoody Road N.E., Suite 555,
                                 Atlanta, Georgia
                               c/o Laing Properties, Inc. Atlanta, GA 30328


         CONTACT:              John Sims

         TELEPHONE:            404/551/3453


TENANT:                        Ameriquest Technologies, Inc., a corporation of
                                 the State of Delaware


         ADDRESS OF TENANT:    3105 Sweetwater Road, Suite 215,
                                 Lawrenceville, GA 30244

         CONTACT:              Thomas Ross

         TELEPHONE:            305/967-2397, extension 6299


Paragraph 4

         COMMON AREA MAINTENANCE:  Nine hundred ninety-four and 84/100 dollars per month ($994.84)


Paragraph 6

         SECURITY DEPOSIT:     Fifteen thousand and 00/100 dollars ($15,000.00)


Paragraph 10

         USE:                  Warehousing and distribution of computers

         APPROXIMATE # OF EMPLOYEES:    Thirty five (35)


Paragraph 33

         BROKER REPRESENTING LANDLORD:  Laing Marketing Company

         BROKER REPRESENTING TENANT:    Trammell Crow Company


Paragraph 34

         PARKING SPACE REQUIREMENT:     Forty (40) parking spaces


Paragraph 35

         CONSTRUCTION OF PREMISES:      N/A




THE FOREGOING BASIC LEASE INFORMATION IS HEREBY INCORPORATED INTO AND MADE PART OF THIS LEASE EACH REFERENCE IN THIS LEASE TO ANY OF THE BASIC LEASE INFORMATION SHALL MEAN THE RESPECTIVE INFORMATION HEREIN ABOVE SET FORTH AND SHALL BE CONSTRUED TO INCORPORATE ALL OF THE TERMS PROVIDED UNDER THE PARTICULAR LEASE PARAGRAPH PERTAINING TO SUCH INFORMATION IN THE EVENT OF ANY CONFLICT BETWEEN ANY BASIC LEASE INFORMATION AND THE LEASE, THE LATTER SHALL CONTROL.


Acknowledgement by Tenant:  /s/ Greg A. White, President
                          -------------------------------------------------


Acknowledgement by Landlord:  /s/ ?
                            -----------------------------------------------

         COMMERCIAL LEASE AGREEMENT

         THIS LEASE is made this 22nd day of November, 1994, by and between Tradeport Partners, a Georgia Joint Venture, (hereinafter called "Landlord") and Ameriquest Technologies, Inc., a Corporation of the State of Delaware, (hereinafter called "Tenant").

1.       PREMISES

         The Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent unto the Tenant, and the Tenant hereby agrees to lease and take upon the terms which hereinafter appear, the following described space (herein called the "Premises")

         PROJECT:   Tradeport Distribution Center
         ADDRESS:   3105 Sweetwater Road
         CITY:      Lawrenceville
         COUNTY:    Gwinnett
         STATE:     Georgia

         BUILDING:  Two hundred (200)
         FLOOR:
         SUITE:     215
         APPROXIMATE RENTABLE SQUARE FEET:  79,587 RSF

Premises are more particularly shown on Exhibit "A" and hereby made a part hereof.

2.       TERM

         To have and to hold the same for the term to commence on the February 15, 1995, and ending on the February 14, 2000, at midnight unless sooner terminated as hereinafter provided. In the event the Premises are not available for occupancy by Tenant February 15, 1995, the Commencement Date shall adjust to such a date that the Premises are substantially completed and available for occupancy by Tenant, but in no event shall commencement date be after April 1, 1995.

3.       RENTAL

         The Tenant agrees to pay to the Landlord promptly on the first day of each month in advance, during the term of this Lease, a monthly rental of the following:

         February 15, 1995 to February 14, 1996 @ $21,554.81 per month February 15, 1996 to February 14, 1997 @ $22,417.01 per month February 15, 1997 to February 14, 1998 @ $23,313.69 per month February 15, 1998 to February 14, 1999 @ $24,246.23 per month February 15, 1999 to February 14, 2000 @ $25,216.08 per month

         Payments received after the fifteenth (15th) day of the month may be assessed an additional five percent (5%) charge as agreed liquidated damages due Landlord. Acceptance by Landlord of a rental payment in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and in no way be an accord and satisfaction.

4.       COMMON AREA MAINTENANCE EXPENSE

         Landlord shall maintain and keep clean all common areas of the site shown on Exhibit "B" which is attached hereto and made a part hereof including grounds, landscaping drives, parking and loading areas. Tenant shall reimburse Landlord for Tenant's share of the cost of maintaining the common areas of the Building.* Tenant shall pay Landlord an amount as specified in the Basic Lease Information per month along with the monthly rental.

*  Pursuant to Exhibit "C", Special Stipulations, #43.

5.       TAX AND INSURANCE ESCALATION EXPENSES

         Tenant shall pay to Landlord upon demand, as additional rental during the term of this Lease and any extension or renewal thereof, the prorated amount by which all real property taxes (including but not limited to ad valorem taxes, special assessments and governmental charges) and property insurance premiums (including but not limited to any property liability or umbrella policies held by Landlord) on the Premises for each calendar year that exceeds all real property taxes and property insurance premiums on the Premises for the first calendar year during the lease term or the first year in which the building is assessed as a completed improvement, whichever occurs later. The estimated costs for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears the rentable floor area of the entire Building.

6.       ADVANCE RENT AND SECURITY DEPOSIT

         Upon execution of this Lease, Tenant will pay to Landlord the first month's rental plus a security deposit as specified in the Basic Lease Information. Such deposit is refundable to Tenant within thirty (30) days following satisfactory completion of all terms of this Lease and provided that no defective conditions, other than normal wear and tear, are left unrepaired by Tenant and that Tenant does not owe Landlord any debts. Any portion of said deposits not required to reimburse Landlord for Landlord's expense in repairing defective conditions caused by Tenant or for paying amount owed by Tenant to Landlord, shall be refunded to the Tenant as provided above.

7.       CONSTRUCTION OF THIS AGREEMENT

         No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with this obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Agreement.

8.       DEFINITIONS

         "Landlord" as used in this shall include it's heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include it's heirs and representatives, and if this Lease shall be validly assigned or sublet shall include also Tenant assignees or sublessees, as to Premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

9.      UTILITIES AND SERVICES

        Tenant shall pay water, sewer, gas, electricity, fuel, light, heat, power bills, garbage pickup, janitorial services and sprinkler system service charges (if any) for leased Premises, or used by Tenant in connection therewith. If Landlord elects to provide any of the above services, Tenant shall promptly reimburse Landlord for Tenants actual or pro-rata cost of the services provided.

10.     USE OF PREMISES

        Premises shall be used for the purpose as specified in the Basic Lease Information and no other without the written consent of the Landlord. Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; not in any manner to vitiate the insurance or increase the rate of insurance on Premises.

11.     ABANDONMENT OF LEASED PREMISES

        Tenant agrees not to abandon or vacate leased Premises during the period of this Lease, and agrees to use said Premises for the purpose herein leased until the expiration hereof.

12.     REPAIRS BY LANDLORD

        The Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Building on the Premises and underground utility and sewer pipes outside of the exterior walls of said Building; provided, however, the Landlord shall not be responsible for the repair of glass and exterior doors and any and all repairs rendered necessary by the negligence of Tenants, its agents, employees, or invitees. Landlord gives to Tenant exclusive control of Premises and shall be under no obligation to inspect said Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any Liability incurred by Landlord by reason of such defects.

13.     REPAIRS BY TENANT

        (a) Tenant accepts the leased Premises in their present condition per Exhibit "A" - Floor Plan - attached hereto and made a part hereof and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease and all renewals thereof, at its expense, maintain in good order and repair the leased Premises, including the Building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord. In the event Tenant fails to make said repairs, then Landlord may, but shall not be obligated to, make such repairs, in which event Tenant shall promptly reimburse Landlord for all expenses incurred thereby. Tenant agrees to return said Premises to Landlord at the expiration, or prior termination, of this Lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. Aside from the aforesaid repairs, Tenant shall not make any alternations or improvements to the Premises without the prior written consent of Landlord.

        (b) Tenant shall maintain in force at all times a maintenance contract for the heating, ventilation and air conditioning equipment acceptable to Landlord.

14.     INSURANCE AND WAIVER OF SUBROGATION

        (a) Landlord shall maintain, during the full term of this Lease, fire and extended coverage insurance upon the entire property in an amount sufficient to repair replace the Building in case of damage or destruction from perils normally covered by said insurance.

        (b) Tenant shall, during the full term of this Lease, maintain insurance insuring both Tenant and Landlord, as their interest may appear, from bodily injury and property damage claims occurring because of Tenant's use or occupancy of the demised Premises. Said insurance coverage shall be no less than one million dollar limit for bodily injury liability and two hundred fifty thousand dollar limit for property damage liability. Tenant shall, upon request, furnish Landlord with evidence of said insurance coverage and the policy so provided shall contain, among other things, a provision which provides that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at lease thirty (30) days after receipt of written notice thereof to Landlord.

        (c) If the property insurance premiums on the Building in which the leased Premises are located are increased due to Tenant's use of the Premises, then Tenant shall pay such increase which is attributable to such use as additional rent.

        (d) Landlord and Tenant mutually waive any rights of recovery that either party may or would have against the other that are or would normally be covered by either a fire and extended coverage insurance policy issued to the Landlord or an owner's fire and extended coverage perils policy (property damage insurance) issued to Tenant subject to Paragraph 14(b) hereof as to Landlord's insurable interests as insured by Tenant's liability and property damage insurance.

15.     DESTRUCTION OF, OR DAMAGE TO PREMISES

        If the Premises are totally destroyed by storm, fire, lightning, earthquake or casualty or if the Premises should be so damaged so that rebuilding or repairs cannot be accomplished within one hundred ninety (190) working days after the date of written notification to Tenant of this destruction, then this Lease shall terminate as of the date of such notification and rental shall be accounted for as between Landlord and Tenant as of that date. If Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportions as use of Premises has been destroyed, and Landlord shall restore Premises to substantially the same condition as before damage as speedily as practicable upon full rental shall recommence.

16.     INDEMNITY

        Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of the use or occupancy of the leased Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs.

17.     GOVERNMENTAL ORDERS

        Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective ninety (90) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice, unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in a manner satisfactory to party giving notice.

18.     CONDEMNATION

        If the whole of the leased Premises, or such portion thereof as will make Premises unusable for the purposes herein leased, shall be condemned by any legally constituted authority or taken by private purchase in lieu thereof for any public use or purpose, then in either of said events the term hereby granted shall cease for the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

19.     ASSIGNMENT AND SUBLETTING

        Tenant may not, without prior written consent which will not be unreasonably withheld of Landlord, assign this Lease or any interest hereunder, or sublease Premises or any part thereof, or permit the use of Premises by any party other than Tenant. Consent to one or more assignments or sublease shall not destroy or waive this provision. Subtenants and assignees shall become directly liable to Landlord for all obligations of Tenant hereunder without relieving Tenant's liability.

20.     REMOVAL OF FIXTURES

        Tenant may (if not in default hereunder), prior to the expiration of this Lease or any extension thereof, remove all equipment which Tenant has placed in the Premises; provided that Tenant shall not remove; (a) air conditioning, air ventilation and heating fixtures; (b) lightning fixtures; (c) dock levelers; and (d) carpeting. Upon removal of said fixtures and equipment which Tenant is allowed to remove as set forth in the preceding sentence, Tenant shall repair or bear the actual cost of all damage to Premises caused by such removal.

21.     CANCELLATION OF LEASE BY LANDLORD

        It is mutually agreed that in the event the Tenant shall default in the payment of rent herein reserved, when due, and fails to cure said default, or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of rent, and fails to cure such default within forty-five (45) days after the date of receipt of written notice of default from Landlord, or if Tenant is adjudicated bankrupt, or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceeding under any present or future law, whereby the rent or any part thereof, or is proposed to be, reduced or payment thereof deferred, or if Tenant makes an assignment for benefit of creditors, or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof, then, and in any of said events, Landlord at his option may at once, or within six (6) months thereafter (but only during continuance of such default or condition), terminate this Lease by written notice to Tenant, whereupon this Lease shall end. After an authorized assignment or subletting of the entire Premises covered by this Lease, the occurring of any of the foregoing defaults or events shall affect this Lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

22.     RELETTING BY LANDLORD

        a) Landlord, as Tenant's agent, without terminating this Lease, upon Tenant's failure to cure any default within the time permitted as set forth in Paragraph 21 hereof, may at Landlord's option but not as Landlord's obligation, enter upon and rent Premises at the best price obtainable by reasonable effort, without advertisement and by the private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the rent obtained by Landlord on reletting.

        b) The costs and damages incurred by Landlord in reletting Tenant's space including but not limited to lease commissions, refurbishment cost and attorney's fees shall be deducted from the rent obtained by Landlord in determining the deficiency, if any, between Tenant's rent and the rent obtained by Landlord upon reletting Tenant's space.

23.     EXTERIOR SIGNS

        Tenant shall place no signs upon the windows or the outside walls or roof of the leased Premises except with the written consent of the Landlord. Any and all signs placed on the within leased Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

24.     ENTRY FOR CARDING

        Landlord may card Premises "For Rent" or "For Sale" thirty (30) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective or Tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

25.     EFFECT OF TERMINATION OF LEASE

        No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

26.     MORTGAGE RIGHTS

        Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be placed upon the Premises by Landlord including renewals, extensions and modifications thereto, and Tenant agrees to execute and deliver such documentation as may be required by any such subordination.

27.     NO ESTATE IN LAND

        This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a right of possession, use and enjoyment of Premises during the term of this Lease which shall not be subject to levy and sale, and not assignable by Tenant except by Landlord's written consent.

28.     HOLDING OVER

        If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a Tenant at will at rental rate in effect at end of lease, and there shall be no renewals of this Lease by operation of law. All applicable conditions of this lease shall remain in effect during any holdover period.

29.     ATTORNEY'S FEES AND HOMESTEAD

        If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay actual and reasonable attorney's fees incurred by Landlord. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord his homestead and exemption.

30.     TRANSFER

31.     RIGHTS CUMULATIVE

        All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

32.     SERVICE OF NOTICE

        Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notices thereunder an all notices required under this Lease, the person in charge of leased Premises at the time, or occupying said Premises at the time, or occupying said Premises, and if no person is in charge of or occupying said Premises, then such service or notice may be made by attaching the same to the main entrance to said Premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said Premises.

33.     STATEMENT OF ACCEPTANCE

        After completion of the Premises in accordance with the terms of this Contract, Tenant, prior to occupancy, will furnish Landlord with a written statement confirming Tenant's acceptance of the Premises and confirming the commencement date of the term of this Lease.

34.     BROKERAGE COMMISSION

        Tenant (except with respect to Broker designated in the Basic Lease Information) and Landlord (except with respect to Broker designated in the Basic Lease Information) each represents and warrants to the other that no broker, agent, commission salesman or other person has represented the warranting party in the negotiation of this Lease or the procurement of the Premises and that no commission, fee or compensation of any kind is due and payable in connection herewith to any broker, agent, commission salesman or other person. Each party agrees to indemnify and hold the other harmless from and against any claim, loss, damage, liability, cost and expense (including but not limited to attorney's fees and cost of litigation) which the other shall suffer, incur or be threatened with because of the claim of any broker, agent, commission salesman or other person claiming by, through or under such party, whether or not such claim is meritorious. Any party listed in parenthesis in the first sentence of this Paragraph 34, and thus excluded from the above warranty, shall be entitled to a commission, fee or other compensation only if it has entered into a separate written agreement with Landlord or Tenant, as the case may be.

35.     PARKING ARRANGEMENTS

        Tenant shall have the right to use in common with other Tenants in the Building the parking spaces provided by Landlord adjacent to the Building for parking of Tenant's automobiles and those of its employees and visitors, subject to the rules and regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its employees, agents, or visitors to use any parking spaces in an area owned by Landlord other than the parking area assigned to the Building. If Landlord deems it advisable, Landlord may set aside a part of the total parking field for use as a separate area for visitors. Landlord reserves the right to adopt any regulations necessary to curtail unauthorized parking, including the required use of parking permits or assigning to Tenant a specific area in which tenant's employees shall be required to park. Tenant anticipates that it shall require the amount of parking spaces stipulated in the Basic Lease Information for its employees and parking in excess of that number shall not be permitted without Landlord's approval. If such approval is granted that parking shall be in such quantities and at such locations at Landlord may designate.

36.     CONSTRUCTION OF PREMISES

        Landlord, at Landlord's cost and expense, shall finish out leased Premises as detailed on the attached construction plans. Said plans have been approved by Tenant and are more particularly described in Exhibit "A" and in the Basic Lease Information. If Tenant requires any change beyond those detailed in Exhibit "A", then the additional cost of such work shall be done at Tenant's sole cost and expense.

37.     RESTRICTIVE COVENANTS

        The covenants established by Landlord to govern the operations of the property are attached hereto and made a part of this Lease as Exhibit "D".

38.     ENTIRE AGREEMENT

        This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect.

39.     ACCELERATION OF RENTALS

        Landlord, upon notification to Tenant of its intention to do so (as expressed by a notice sent certified mail, return receipt requested ([the "Notice"]) may, upon a material default of the provisions of this Lease, accelerate all remaining minimum or base rentals, percentage rentals, and all other sums of money (hereinafter collectively, the "Rentals") that Tenant is required to pay under this Lease, same to be come due and payable after the Notice Period (as same is hereinafter defined) shall have expired without payment in full to Landlord. Landlord and Tenant agree that this provision is a term for liquidated damages, and the sums accelerated, which have not already become due by the expiration of the Notice Period, shall be reduced to present value, as of the date of said expiration. The "Notice Period" shall be fifteen
(15) days from Tenant's receipt of the Notice. Actual receipt of the Notice is not required, all that is required to make the Notice effective is for the Landlord to mail the Notice to the Tenant's last known address, as same has been provided to Landlord by Tenant. If there is no actual acceptance or receipt of the Notice, then the Notice shall be deemed to be expired on the eighteenth
(18th) day from the date of mailing of the Notice. If Landlord elects to accelerate the Rentals, it shall undertake to seek another tenant for the Premises, and credit any amounts received to the obligation of the Tenant for Rentals, less the following:

        a) reimbursement for all expenses incurred as a result of the Tenant's failure to perform its other obligations under the Lease including taxes, common area maintenance, (if any) Tenant's failure to make repairs and comply with insurance and other requirements.

        b) the cost of advertising the Premises and for real estate broker's commission;

        c) the cost of painting, repairing, alerting, dividing or consolidating the Premises to accommodate the needs of any new tenant.

        In the event the rights of the Landlord as expressed herein are cumulative of any and all other rights expressed in the Lease, Tenant agrees that it will remain liable for the Rentals from and after any action by Landlord under a Proceeding Against Tenant Holding Over, or Distress Warrant, whether or not Tenant retains the right to possession of the Premises.

40.     SUBORDINATION

        Unless any holder or beneficiary of any deed of trust or other security instrument affecting the real property of which the Premises form a part otherwise elect in writing, this Lease shall be subject and subordinate to any such deeds of trust or other security instruments. In confirmation of the subordination set forth in this Paragraph 40, (or, if any holder or beneficiary of a deed of trust or other security instrument elects in writing, superiority) Tenant shall, at Landlord's request, execute and deliver such further instruments as may be desired by any holder or beneficiary of such deed of trust or other security instrument.

41.     COUNTERPARTS

        This Lease may be executed in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one Lease. Each counter part shall be effective if it bears the signatures of all parties hereof; or so many counterparts as shall contain all of the signatures of the parties hereto shall constitute one Lease, and shall be effective as such.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, as of the day and year first above written.

Signed, sealed and delivered in              TENANT: Ameriquest Technologies,
the presence of:                                   Inc., a Corporation of the
                                                   state of Delaware

                                                   /s/
--------------------------------             ----------------------------------
Witness

                                             Name: /s/ Gregory A. White
--------------------------------                  -----------------------------
Notary Public
                                             Title:  President
                                                   ----------------------------

                                             Arrest:  /s/             12-21-94
                                                    ---------------------------

                                             Title:
                                                    ---------------------------
                                                       [CORPORATE SEAL]


{Signature blocks continued on next page}                         [NOTARY STAMP]

Signed, sealed and delivered in the     LANDLORD: Tradeport Partners a Georgia
presence of:                                      Joint Venture

                                        By: Managing Venturer: Laing Tradeport
/s/ Patricia L. Lindley                     Inc., a Georgia Corporation
-----------------------------------
Witness                                 By: /s/ James ?
                                           -------------------------------------

/s/ Christine M. Carroll
-----------------------------------     Name:
Notary Public                                -----------------------------------

[SEAL]
                                        Title:
                                              ----------------------------------


                                        Attest: /s/ Robert R. Stubbs
                                               ---------------------------------


                                        Title: Vice President & Secretary
                                              ----------------------------------
                                               [CORPORATE SEAL]

                                 EXHIBIT "D"

                        TRADEPORT DISTRIBUTION CENTER
                          COVENANTS AND RESTRICTIONS

1. No additional locks shall be placed on the doors of the Premises by Tenant, nor shall any existing locks be changed unless Landlord is immediately furnished two keys thereto. Landlord will without charge furnish Tenant with two keys for each lock existing upon the entrance doors when Tenant assumes possession with the understanding that at the termination of the Lease these keys shall be returned.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Tenant, to Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

3. No Tenant shall at any time occupy any part of the Building as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Premises or in any part of Building, an engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about Premises any explosives, gasoline, kerosene, oil acids, caustics, or any other flammable, explosive, or hazardous material.

5. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area regardless of whether such loss occurs when area is locked against entry or not.

6. Safes and other unusually heavy objects shall be placed by the Tenant only in such places as may be approved by Landlord.

7. None of the entries, passages, doors, or hallways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees.

8. The water closets and other water fixtures shall not be used for any purpose other than those for which they constructed. No person shall waste water by interfering with the faucets or otherwise.

9.       No vehicles or animals shall be brought into the Building.

10. No sign, tag, label, picture, advertisement, or notice shall be displayed, distributed, inscribed, painted, or affixed by Tenant on any part of the outside or inside of the Building or of the demised Premises without the prior written consent of Landlord.

11. In the event Landlord should advance upon the request, or for the account of the Tenant, any amount for labor, material, packing, shipping, postage, freight or express upon articles delivered to the demised Premises or for the safety, care, and cleanliness of the demised Premises, the amount so paid shall be regarded as additional rent and shall be due and payable forthwith to the Landlord from the Tenant.

12. Tenant shall not do or permit to be done within the demised Premises anything which would unreasonably annoy or interfere with the rights of other Tenants of the Building.

13. During the ninety (90) days prior to the expiration of this Lease, Landlord may show the demised Premises to prospective tenants and may place upon the windows or doors thereon one or more "For Lease" signs of reasonable dimensions.

14. There shall not be any outside storage of goods, materials or equipment in the side, front or rear area of the Premises. Tenant agrees to keep the area immediately in front of and behind the Premises clean and free of all trash and debris.

15. The sidewalks, entry passages, corridors, halls and stairways shall not be obstructed by tenants, or used by them for any purpose other than those of ingress and egress. The floors and skylights and windows that reflect or admit light into any place in the building in which the Premises are located, shall not be covered or obstructed by tenants. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Any damage resulting to them, or to associated systems, from misuse, shall be borne by tenants who, or whose clerks, agents, or servants, shall cause.

16. Tenants and occupants shall observe and obey all parking and traffic regulations as imposed by Landlord. Landlord in all cases retains the power to designate "no parking" zones, traffic rights-of-way, and general parking area procedures. Failure of Tenant to comply will constitute a violation of this Lease.

17. If tenants desire blinds or window covering of any kind over the windows, they must be of such shape, color and material as may be prescribed by Landlord, and shall be erected only with Landlord's written consent and at the expense of said tenants. No awnings shall be placed on said building.